Tradr 2X Long Innovation ETF

SCHEDULE OF INVESTMENTS

As of June 30, 2026 (Unaudited)

Value
Other Assets in Excess of Liabilities — 100.0%	$19,500,392
TOTAL NET ASSETS — 100.0%	$19,500,392

SWAP CONTRACTS

EQUITY SWAP CONTRACTS

Counterparty	Description	Pay/Receive Equity on Reference Entity	Financing Rate	Pay/Receive Frequency	Termination Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Clear Street	ARK Innovation ETF	Receive	4.18% (OBFR01* + 55bps)	At Maturity	7/29/2026	$5,032,950	$-	$1,037,510
Goldman Sachs	ARK Innovation ETF	Receive	3.73% (OBFR01* + 10bps)	At Maturity	4/19/2027	3,126,441	-	(53,553)
TD Cowen	ARK Innovation ETF	Receive	4.13% (OBFR01* + 50bps)	At Maturity	6/2/2027	4,944,120	-	9,878,158
Wells Fargo	ARK Innovation ETF	Receive	3.63% (OBFR01*)	At Maturity	3/9/2027	17,202,833	-	1,323,845
TOTAL EQUITY SWAP CONTRACTS								$12,185,960

*	OBFR01 - Overnight Bank Funding Rate, 3.63% as of June 30, 2026.